UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): February 26, 2026 (February 21, 2026)
_______________________________________________________________________________________
LEE ENTERPRISES, INCORPORATED
(Exact name of Registrant as specified in its charter)
_______________________________________________________________________________________

Delaware	1-6227	42-0823980
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4600 E. 53rd Street, Davenport, Iowa 52807
(Address of Principal Executive Offices)

(563) 383-2100
Registrant’s telephone number, including area code
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	LEE	The Nasdaq Global Select Market
Preferred Share Purchase Rights	LEE	The Nasdaq Global Select Market
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08 Shareholder Director Nominations

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01 Other Events

On February 21, 2026, the Board of Directors of Lee Enterprises, Incorporated (the “Company”) determined it is in the best interest of the Company to schedule the Company’s 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) for April 6, 2026. Because the date of the 2026 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting”), in accordance with Rule 14a−18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing stockholders of such change and that, accordingly, a new deadline has been set for submission of proposals by Stockholders intended to be included in the Company’s 2026 proxy statement and form of proxy. Proposals to be included in the Company’s proxy statement for the 2026 Annual Meeting in accordance with Rule 14a-8 under the Exchange Act must be received by the Company on or before March 2, 2026, which the Company believes is a reasonable time before it expects to begin to print and send its proxy materials. Stockholders must deliver the proposals or nominations to the Company’s principal executive offices at the following address: Lee Enterprises, Incorporated, Attn: Corporate Secretary, 4600 East 53rd Street, Davenport, IA 52807. The record date, time and location of the 2026 Annual Meeting will be as set forth in the Company’s proxy statement for the 2026 Annual Meeting.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LEE ENTERPRISES, INCORPORATED

Date:	February 26, 2026	By:	/s/ Joshua P. Rinehults
Joshua P. Rinehults
Vice President, Interim Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)